Exhibit 99.1

8-K Robert L.G. Watson will be presenting at the Abraxas Petroleum Corporation Annual Meeting on May 25, 2006

Slide 1: Abraxas Petroleum Corporation
Annual Meeting - May 25, 2006

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture: Pencil drawing of a drilling rig in an oil field

Slide 2: Back to the Basics...
Abraxas Petroleum Corporation
         o AMEX: ABP
             o Market capitalization - $200 million
             o Enterprise value - $330 million
         o Options: CBOE and PCX
         o Fully diluted shares outstanding - 44.3 million
         o Average trading volume > 500,000 shares per day

Natural gas (80%)
         o Operations in Texas and Wyoming
         o > 10 year inventory of projects on existing leasehold
         o Proved RLI: > 17 years

Quality assets
         o High ownership interests (79% WI)
         o Operational control (95%)
         o High producing rates per well
         o Large acreage positions
         o Substantial upside

Slide 3: Goals...
Back to the Basics...
Drill Bit Growth
-----------------
targeting Conventional Reservoirs & Emerging Resource Plays

Increase Shareholder Value
--------------------------

Slide 4: Growth...
....through the drill bit
         2005 Success Rate = 92% (12 major projects)
         2006 Budget = $40 million
         Production 55%
Bar chart of cash flow, revenue and production by quarter & current production

Slide 5: Areas of Operations...
Proved Reserves - 104.7 Bcfe (1)
3P Reserves - 303.6 Bcfe (1)
Net Production ~ 22 MMcfepd (2)
Net Undeveloped Acres ~ 64,600 (3)
237 Identified (3P) Projects
221 Incremental Projects
Map of the United States highlighting Wyoming and Texas
Wyoming           1% proved reserves
                  3% 3P reserves
                  2% net production
                  71% net undev. acres
                  29 projects (3P)
                  60 projects (incr)
West Texas        70% proved reserves
                  84% 3P reserves
                  67% net production
                  27% net undev. acres
                  175 projects (3P)
                  157 projects (incr)
South Texas       29% proved reserves
                  13% 3P reserves
                  31% net production
                  2% net undev. acres
                  33 projects (3P)
                  4 projects (incr)
(1) as of 12/31/05
(2) current
(3) as of 12/31/05 (includes mineral interest)

Slide 6: West Texas...
Map of Texas highlighting certain counties in West Texas
         165 wells (74% WI)
         73.0 Bcfe (Proved)
         254.3 Bcfe (3P)
         14.9 MMcfepd 17,600
         NUA
         175 identified projects (3P)
         Average depth: >14,000'

Project Areas:
IRA
         Clearfork / Strawn Reef
Delaware
         Atoka-Wolfcamp / Mississippian / Woodford /
         Devonian / Montoya / Ellenburger
Cherry Canyon
         Cherry & Bell Canyon
Oates SW
         Wolfcamp / Atoka / Woodford / Devonian

Slide 7: Oates SW...
Map of Texas highlighting Pecos County in West Texas
Conventional Reservoirs
Lease map of Oates SW Field area with well locations, current activity and available wellbores depicted

Slide 8: Delaware Basin Activity...
Map of Texas highlighting Culberson, Reeves, Pecos, Loving and Ward counties in West Texas:
Emerging Resource Plays
West Texas Shale Play
(Barnett / Woodford)
Players: EOG, ECA, BR, KWK, SWN, RRC, PPP, K2X, CWEI, XTO, Reliance and
Petro-Hunt
ABP: Nine Mile Draw Field
2,350 net acres HBP
ABP: Oates SW Field
13,000 acres
(fee mineral/leasehold/executive)
First Woodford well - gained valuable reservoir knowledge
CHK&APC:
Large Atoka fracs
CHK recently leased ~10,000 acres for $200 - $2,000 per acre
ABP: ROC Complex
6,210 net acres HBP

Slide 9: South Texas...
Map of Texas highlighting certain counties in South Texas
       46 wells (93% WI)
       30.2 Bcfe (Proved)
       39.4 Bcfe (3P)
       6.8 MMcfepd
       1,200 NUA
       33 identified projects(3P)
       Average depth: > 11,000'

Project Areas:
Edwards
         Edwards / Wilcox
Wilcox
         Wilcox / Reklaw / Mackhank
Portilla
         Frio / Vicksburg
Wilcox - 2 wells planned for 2006, 1 currently drilling

Slide 10:         Wyoming...
Map of Wyoming highlighting certain counties in east central Wyoming
       10 wells (100% WI)
       1.5 Bcfe (Proved)
       9.9 Bcfe (3P)
       0.4 MMcfepd
       45,800 NUA
       29 identified projects (3P)
       Average depth: 9,000'
Project Area:
Brooks Draw
         Teapot / Niobrara /
         Turner / Mowry / Muddy
4 wells drilled in 2005 - 8 commingled zones - IP: 80-100 barrels of oil per day 1 addt'l zone to be commingled
4 addt'l zones to be completed

Slide 11: Increase Shareholder Value...
Line chart of ABP share price and NYMEX gas since January 2005
Continue to improve balance sheet
Maintain financial flexibility and liquidity
Prioritize large opportunity set of projects

Slide 12:         Debt to Enterprise Value...
Current Debt / Total Enterprise Value = 40%
Area chart of total enterprise value and market cap from Dec 95 to current with significant corporate events notated

Slide 13:         Net Asset Value...
                                                 MM
Proved Reserves (1)                 $          311.9
Probable Reserves (2)                           63.4
Possible Reserves (3)                          161.2
Acreage, Land & Other (4)                       12.8
Working Capital (5)                             (6.1)
Debt (5)                                      (129.8)
                                    -----------------
Net Asset Value                     $          413.4
Shares Outstanding                              44.3
NAV/Share                           $           9.33

Notes:

     (1) 104.7 Bcfe of proved reserves (12/31/05) at SEC PV10 with realized prices of $56.92 / $8.84
     (2) 27.4 Bcfe of probable reserves (12/31/05) at SEC PV10 with realized prices of $56.92 / $8.84
     (3) 171.5 Bcfe of possible reserves (12/31/05) at SEC PV10 with realized prices of $56.92 / $8.84
     (4) 12,775 surface acres, 49,135 net undeveloped acres, 300,000 shares of GWE, and 2 workover rigs & 22 vehicles
     (5) Balance sheet as of March 31, 2006
     (6) Treasury method

Slide 14:         2006 Guidance...
Production
         Annual (Bcfe)                            7.5 - 8.5
         Exit Rate (MMcfe/d)                      22 - 24
Price Differentials off NYMEX
         Gas (%/Mcf)                              15%
         Oil ($/Bbl)                              2.00
Production Taxes (% of Revenue)                   10%
Direct Lease Operating Expenses ($/Mcfe)          1.10
G&A ($/Mcfe)                                      0.55
Interest ($/Mcfe)                                 2.00
D/D/A ($/Mcfe)                                    1.80
Capital Expenditures ($MM)                        40.0*

* or 1x cash flow, whichever is lower
Guidance does not include non-cash and extraordinary items
Hedge position: 10,000 Mcf/d through November 2006 with $5.00-$8.00 floor


Slide 18: Summary...
Niche exploitation and production company
High quality assets with substantial upside
Goals:
     o Drill Bit Growth targeting Conventional Reservoirs & Emerging Resource Plays
     o   Increase Shareholder Value


Slide 19:         www.abraxaspetroleum.com
Picture:          Hudgins Ranch, Delaware Basin, West Texas